EXHIBIT 99

MORGAN STANLEY
2003-NC2

FIXED RATE MORTGAGES

SELECTION CRITERIA: FIXED RATE MORTGAGES
TABLE OF CONTENTS

1. Documentation Level
2. Credit Score
3. Range of Combined Original LTV Ratios (%)
4. Documentation Level - LTV over 85


1. DOCUMENTATION LEVEL

                                                                      % OF
                                                                     MORGAGE
                                                      AGGREGATE      POOL BY       AVG     WEIGHTED  WEIGHTED
                                           NUMBER      CUT-OFF      AGGREGATE    MORTGAGE  AVERAGE    AVERAGE
                                             OF          DATE        CUT-OFF       LOAN     GROSS    COMBINED  WEIGHTED
                                          MORTGAGE    PRINCIPAL     PRINCIPAL   PRINCIPAL  INTEREST  ORIGINAL   AVERAGE
DOCUMENTATION LEVEL                        LOANS       BALANCE       BALANCE     BALANCE     RATE       LTV    FICO SCORE
-------------------------------------------------------------------------------------------------------------------------
Full                                        1513    180,493,250.00     62.62   119,295.00     7.919     76.36    604.3
Stated Documentation                         548     91,546,899.00     31.76   167,056.00     7.798     75.22    633.1
Limited                                       95     16,181,450.00      5.61   170,331.00     7.684     77.76    625.4
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      2156    288,221,599.00       100   133,683.00     7.867     76.08    614.6
-------------------------------------------------------------------------------------------------------------------------


2. CREDIT SCORE

                                                                      % OF
                                                                     MORGAGE
                                                      AGGREGATE      POOL BY       AVG     WEIGHTED  WEIGHTED
                                           NUMBER      CUT-OFF      AGGREGATE    MORTGAGE  AVERAGE    AVERAGE
                                             OF          DATE        CUT-OFF       LOAN     GROSS    COMBINED  WEIGHTED
                                          MORTGAGE    PRINCIPAL     PRINCIPAL   PRINCIPAL  INTEREST  ORIGINAL   AVERAGE
CREDIT SCORE                               LOANS       BALANCE       BALANCE     BALANCE     RATE       LTV    FICO SCORE
-------------------------------------------------------------------------------------------------------------------------
481 - 500                                      6        933,601.00      0.32   155,600.00     8.899     65.85    499.8
501 - 520                                    115     11,690,741.00      4.06   101,659.00     8.735     72.86    511.2
521 - 540                                    206     22,373,102.00      7.76   108,607.00     8.436     70.91    530.8
541 - 560                                    202     24,191,836.00      8.39   119,762.00      8.23     72.84    550.4
561 - 580                                    218     29,427,634.00     10.21   134,989.00     7.991     75.03    570.8
581 - 600                                    216     26,933,895.00      9.34   124,694.00     7.937     75.33    589.9
601 - 620                                    266     34,374,834.00     11.93   129,229.00     7.862     76.15    611.2
621 - 640                                    302     44,835,727.00     15.56   148,463.00     7.696     78.43    630.9
641 - 660                                    257     36,312,740.00      12.6   141,295.00      7.59     77.28    650.3
661 - 680                                    143     22,032,489.00      7.64   154,073.00     7.595     78.21    670.9
681 - 700                                     94     13,704,315.00      4.75   145,791.00      7.58     79.17    688.3
701 - 720                                     53      8,761,579.00      3.04   165,313.00     7.402      78.9    709.2
721 - 740                                     30      5,000,962.00      1.74   166,699.00     7.482     79.38    730.1
741 - 760                                     21      3,428,262.00      1.19   163,251.00     7.408     77.15    752.2
761 - 780                                     22      3,276,854.00      1.14   148,948.00      7.19     74.45      769
781 - 800                                      4        878,333.00       0.3   219,583.00      7.26     87.22    785.8
801 - 820                                      1         64,693.00      0.02    64,693.00      8.99        90      808
-------------------------------------------------------------------------------------------------------------------------
Total:                                      2156    288,221,599.00       100   133,683.00     7.867     76.08    614.6
-------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 499
Maximum: 808
Non-Zero Weighted Average: 615


3. RANGE OF COMBINED ORIGINAL LTV RATIOS(%)

                                                                      % OF
                                                                     MORGAGE
                                                      AGGREGATE      POOL BY       AVG     WEIGHTED  WEIGHTED
                                           NUMBER      CUT-OFF      AGGREGATE    MORTGAGE  AVERAGE    AVERAGE
                                             OF          DATE        CUT-OFF       LOAN     GROSS    COMBINED  WEIGHTED
RANGE OF COMBINED ORIGINAL                MORTGAGE    PRINCIPAL     PRINCIPAL   PRINCIPAL  INTEREST  ORIGINAL   AVERAGE
LTV RATIOS (%)                             LOANS       BALANCE       BALANCE     BALANCE     RATE       LTV    FICO SCORE
-------------------------------------------------------------------------------------------------------------------------

<= 10.00                                       1         54,877.00      0.02    54,877.00      7.49      9.02      779
10.01 - 15.00                                  4        189,298.00      0.07    47,325.00      9.01     12.66    565.3
15.01 - 20.00                                  8        268,066.00      0.09    33,508.00    10.513        20    635.2
20.01 - 25.00                                  6        403,665.00      0.14    67,277.00     7.191     22.41    643.4
25.01 - 30.00                                  6        509,282.00      0.18    84,880.00     7.645     28.41    620.3
30.01 - 35.00                                 11        771,311.00      0.27    70,119.00     7.675     33.28    597.7
35.01 - 40.00                                 28      2,573,410.00      0.89    91,908.00     8.058     37.49      575
40.01 - 45.00                                 26      2,150,229.00      0.75    82,701.00     7.607      42.3    609.6
45.01 - 50.00                                 54      6,941,080.00      2.41   128,539.00     7.688     48.01    604.4
50.01 - 55.00                                 49      5,269,074.00      1.83   107,532.00     7.772     52.85    598.4
55.01 - 60.00                                103     13,027,080.00      4.52   126,477.00      7.56     58.13    599.1
60.01 - 65.00                                147     21,247,651.00      7.37   144,542.00     7.485     63.51    609.4
65.01 - 70.00                                207     30,891,949.00     10.72   149,236.00     7.705     68.58    603.4
70.01 - 75.00                                250     33,693,154.00     11.69   134,773.00     7.764     73.87    613.2
75.01 - 80.00                                568     73,554,988.00     25.52   129,498.00     7.952     79.45    605.8
80.01 - 85.00                                298     45,450,225.00     15.77   152,518.00     7.937     84.45    617.9
85.01 - 90.00                                241     40,257,026.00     13.97   167,042.00     7.811     89.64    641.7
90.01 - 95.00                                 34      5,948,595.00      2.06   174,959.00     7.761     94.75    650.8
95.01 - 100.00                               115      5,020,637.00      1.74    43,658.00    10.962      99.9    648.5
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      2156    288,221,599.00       100   133,683.00     7.867     76.08    614.6
-------------------------------------------------------------------------------------------------------------------------

Minimum: 9.02
Maximum: 100.00
Weighted Average: 76.08


4. DOCUMENTATION LEVEL - LTV OVER 85

                                                                      % OF
                                                                     MORGAGE
                                                      AGGREGATE      POOL BY       AVG     WEIGHTED  WEIGHTED
                                           NUMBER      CUT-OFF      AGGREGATE    MORTGAGE  AVERAGE    AVERAGE
                                             OF          DATE        CUT-OFF       LOAN     GROSS    COMBINED  WEIGHTED
DOCUMENTATION LEVEL - LTV                 MORTGAGE    PRINCIPAL     PRINCIPAL   PRINCIPAL  INTEREST  ORIGINAL   AVERAGE
OVER 85                                    LOANS       BALANCE       BALANCE     BALANCE     RATE       LTV    FICO SCORE
-------------------------------------------------------------------------------------------------------------------------

Full                                         318     37,053,167.00     72.33   116,519.00     8.242     91.78    635.6
Stated Documentation                          59     11,421,062.00      22.3   193,577.00     7.841     89.79    669.1
Limited                                       13      2,752,030.00      5.37   211,695.00      7.53     89.99    642.1
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       390     51,226,258.00       100   131,349.00     8.114     91.24    643.4
-------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY
2003-NC2

ADJUSTABLE RATE MORTGAGES

SELECTION CRITERIA: ADJUSTABLE RATE MORTGAGES
TABLE OF CONTENTS

1. Documentation Level
2. Credit Score
3. Range of Combined Original LTV Ratios (%)
4. Documentation Level - Combined LTV over 85


1. DOCUMENTATION LEVEL

                                                             % OF
                                                            MORGAGE
                                             AGGREGATE      POOL BY        AVG      WEIGHTED               WEIGHTED
                               NUMBER         CUT-OFF      AGGREGATE     MORTGAGE    AVERAGE    WEIGHTED    AVERAGE
                                 OF            DATE         CUT-OFF        LOAN       GROSS     AVERAGE    COMBINED    WEIGHTED
                              MORTGAGE       PRINCIPAL     PRINCIPAL    PRINCIPAL   INTEREST     GROSS     ORIGINAL    AVERAGE
DOCUMENTATION LEVEL             LOANS         BALANCE       BALANCE      BALANCE      RATE       MARGIN       LTV     FICO SCORE
--------------------------------------------------------------------------------------------------------------------------------
Full                            2822      454,384,228.00       57.19   161,015.00     7.622        6.462      80.71      591.5
Stated Documentation            1432      294,875,918.00       37.12   205,919.00     7.701        6.326      79.11      619.9
Limited                          223       45,201,794.00        5.69   202,699.00     7.733        6.525      82.38      593.6
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4477      794,461,940.00         100   177,454.00     7.658        6.415      80.21      602.1
--------------------------------------------------------------------------------------------------------------------------------


2. CREDIT SCORE

                                                             % OF
                                                            MORGAGE
                                             AGGREGATE      POOL BY        AVG      WEIGHTED               WEIGHTED
                               NUMBER         CUT-OFF      AGGREGATE     MORTGAGE    AVERAGE    WEIGHTED    AVERAGE
                                 OF            DATE         CUT-OFF        LOAN       GROSS     AVERAGE    COMBINED    WEIGHTED
                              MORTGAGE       PRINCIPAL     PRINCIPAL    PRINCIPAL   INTEREST     GROSS     ORIGINAL    AVERAGE
CREDIT SCORE                    LOANS         BALANCE       BALANCE      BALANCE      RATE       MARGIN       LTV     FICO SCORE
--------------------------------------------------------------------------------------------------------------------------------
481 - 500                         14        2,522,125.00        0.32   180,152.00     8.433        6.644      76.97        500
501 - 520                        471       66,797,362.00        8.41   141,820.00     8.556        6.839       75.9      511.5
521 - 540                        593       93,085,470.00       11.72   156,974.00     8.236        6.737      76.88      530.4
541 - 560                        513       79,064,630.00        9.95   154,122.00     8.138        6.683      77.96      550.5
561 - 580                        499       80,735,522.00       10.16   161,795.00     7.969        6.585      80.15      570.8
581 - 600                        477       82,481,867.00       10.38   172,918.00     7.791        6.519      80.44        590
601 - 620                        490       92,537,675.00       11.65   188,852.00     7.621        6.454      81.12      610.4
621 - 640                        462       86,710,239.00       10.91   187,684.00     7.391        6.359      81.98      629.9
641 - 660                        383       76,608,570.00        9.64   200,022.00     7.183        6.337      82.25        650
661 - 680                        187       39,564,615.00        4.98   211,575.00     6.855        6.159      82.36      670.2
681 - 700                        132       30,130,270.00        3.79   228,260.00     6.903        5.829      83.11      690.8
701 - 720                        104       25,092,784.00        3.16   241,277.00     6.904        5.806      85.51      710.8
721 - 740                         75       18,949,534.00        2.39   252,660.00     6.319        5.188       83.6        730
741 - 760                         37        9,828,791.00        1.24   265,643.00     6.219        4.997      81.02      750.6
761 - 780                         30        7,598,131.00        0.96   253,271.00     6.306        5.041      81.29      768.2
781 - 800                          7        1,842,279.00        0.23   263,183.00     6.328        5.252       77.6      791.8
801 - 820                          3          912,076.00        0.11   304,025.00     5.962        4.147       76.4      808.3
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4477      794,461,940.00         100   177,454.00     7.658        6.415      80.21      602.1
--------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 811
Non-Zero Weighted Average: 602


3. RANGE OF COMBINED ORIGINAL LTV RATIOS (%)

                                                             % OF
                                                            MORGAGE
                                             AGGREGATE      POOL BY        AVG      WEIGHTED               WEIGHTED
                               NUMBER         CUT-OFF      AGGREGATE     MORTGAGE    AVERAGE    WEIGHTED    AVERAGE
                                 OF            DATE         CUT-OFF        LOAN       GROSS     AVERAGE    COMBINED    WEIGHTED
RANGE OF COMBINED ORIGINAL    MORTGAGE       PRINCIPAL     PRINCIPAL    PRINCIPAL   INTEREST     GROSS     ORIGINAL    AVERAGE
LTV RATIOS (%)                 LOANS          BALANCE       BALANCE      BALANCE      RATE       MARGIN       LTV     FICO SCORE
--------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                      3          117,836.00        0.01    39,279.00      8.17        6.693      19.68      595.6
20.01 - 25.00                      3          325,742.00        0.04   108,581.00     7.048        6.472       24.5      603.9
25.01 - 30.00                     10        1,054,256.00        0.13   105,426.00     7.477        6.032      27.45      628.8
30.01 - 35.00                      8          902,990.00        0.11   112,874.00     7.572        6.781      33.16        558
35.01 - 40.00                     15        1,716,407.00        0.22   114,427.00     7.713        6.711      37.83      574.7
40.01 - 45.00                     26        4,155,617.00        0.52   159,831.00     7.056        6.437      42.57      589.7
45.01 - 50.00                     37        4,532,300.00        0.57   122,495.00      7.27        6.612      48.47      584.1
50.01 - 55.00                     54        8,957,015.00        1.13   165,871.00     7.314        6.359      53.24      598.7
55.01 - 60.00                    101       16,922,281.00        2.13   167,547.00     7.497        6.576      58.06      587.6
60.01 - 65.00                    181       31,432,178.00        3.96   173,658.00     7.775        6.711      63.49      572.3
65.01 - 70.00                    266       42,425,553.00        5.34   159,495.00     7.917        6.672      68.98      576.6
70.01 - 75.00                    503       84,524,171.00       10.64   168,040.00     7.864        6.627      74.15      580.9
75.01 - 80.00                   1271      219,990,917.00       27.69   173,085.00     7.534          6.4      79.53      602.3
80.01 - 85.00                   1040      185,084,241.00        23.3   177,966.00     7.743        6.347      84.61      590.6
85.01 - 90.00                    831      166,309,529.00       20.93   200,132.00     7.623        6.272      89.72      631.1
90.01 - 95.00                    128       26,010,905.00        3.27   203,210.00     7.479        6.342      94.85      661.9
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4477      794,461,940.00         100   177,454.00     7.658        6.415      80.21      602.1
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 19.15
Maximum: 95.00
Weighted Average: 80.21


4. DOCUMENTATION LEVEL - COMBINED LTV OVER 85

                                                             % OF
                                                            MORGAGE
                                             AGGREGATE      POOL BY        AVG      WEIGHTED               WEIGHTED
                               NUMBER         CUT-OFF      AGGREGATE     MORTGAGE    AVERAGE    WEIGHTED    AVERAGE
                                 OF            DATE         CUT-OFF        LOAN       GROSS     AVERAGE    COMBINED    WEIGHTED
DOCUMENTATION LEVEL -         MORTGAGE       PRINCIPAL     PRINCIPAL    PRINCIPAL   INTEREST     GROSS     ORIGINAL    AVERAGE
COMBINED LTV OVER 85            LOANS         BALANCE       BALANCE      BALANCE      RATE       MARGIN       LTV     FICO SCORE
--------------------------------------------------------------------------------------------------------------------------------
Full                             600      113,508,625.00       59.02   189,181.00     7.459        6.231      90.62        623
Stated Documentation             283       62,340,885.00       32.42   220,286.00      7.83        6.339       90.2      663.2
Limited                           76       16,470,924.00        8.56   216,723.00     7.739        6.412      89.81      614.3
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           959      192,320,433.00         100   200,543.00     7.603        6.281      90.42      635.3
--------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.